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                               NEW COVENANT FUNDS


                     Supplement Dated April 12, 2004 to the
                        Prospectus dated October 15, 2003


         The following information supplements the disclosure contained on Pages 28 and 30 of the Prospectus regarding the exchange feature offered to shareholders of the New Covenant Funds:

         The New Covenant Money Market Fund that is offered to shareholders as an exchange option is now named the "New Covenant Treasury Money Market Fund". All references to the "Cash Account Trust Premier Money Market Portfolio" contained in the Prospectus are replaced with the name "New Covenant Treasury Money Market Fund".


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE